SCHWAB STRATEGIC TRUST
(the “Trust”)

SCHWAB INTERNATIONAL ETFs

Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm
(the “Fund” or “Funds”)

Supplement dated August 27, 2010 to the
Prospectus dated November 3, 2009, As Amended July 26, 2010

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Prospectus is revised as follows: On page 15 of the Prospectus, the management fees listed for each Fund are updated to reflect the reduced fees currently set forth in each Fund’s fee table in the “Fund fees and expenses” section of the Prospectus.

Schwab International Equity ETFtm	0.13%
Schwab International Small-Cap Equity ETFtm	0.35%
Schwab Emerging Markets Equity ETFtm	0.25%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

© 2010 Charles Schwab Investment Management, Inc. All Rights Reserved.
REG57480-00 (08/10)